UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 22, 2004
                              (November 22, 2004)


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                          MISSION RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


  Delaware                        000-09498                    76-0437769
(State or other                  (Commission                 (IRS Employer
 jurisdiction                      File Number)             Identification No.)
 of incorporation)


                1331 Lamar, Suite 1455, Houston, Texas 77010-3039
                    (Address of principal executive offices)


                                 (713) 495-3000
               Registrant's telephone number, including area code


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01  Other Events and Required Regulation FD Disclosure.

On November 22, 2004, Mission Resources entered into additional gas collars for 2,500 mmbtu a day for the year 2006.

               Volume                   Floor           Ceiling
    ------------------------------    ----------     -------------
    First Quarter 2006                  6.00            10.25

    Second Quarter 2006                 5.50             7.13

    Third Quarter 2006                  5.50             7.15

    Fourth Quarter 2006                 6.00             7.08



A complete list of hedging information may be found on the Company's website at www.mrcorp.com.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MISSION RESOURCES CORPORATION

Date: November 22, 2004             /s/ Richard W. Piacenti
                                    --------------------------------------------
                                     Richard W. Piacenti
                                     Executive Vice President & Chief
                                     Financial Officer